EXHIBIT 10.3.2

              AMENDED AND RESTATED ORIGINATOR PERFORMANCE GUARANTY

      This Amended and Restated Originator Performance Guaranty (the "Guaranty"), dated as of December 10, 2004, is executed by American Home Mortgage Holdings, Inc., a Delaware corporation, and American Home Mortgage Investment Corp., a Maryland corporation (each, a "Performance Guarantor" and together, the "Performance Guarantors"), in favor of AHM SPV I, LLC, a Delaware limited liability company ("SPV").

      WHEREAS, SPV has entered into an Addendum to Master Repurchase Agreement dated as of August 8, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Repurchase Agreement"), with American Home Mortgage Corp., a New York corporation, and American Home Mortgage Servicing, Inc. (formerly known as Columbia National, Incorporated), a Maryland corporation (collectively, the "Originators"), pursuant to which SPV has agreed to purchase from time to time certain Mortgage Assets from the Originators;

      WHEREAS, as an inducement for SPV to purchase Mortgage Assets pursuant to the Repurchase Agreement, the Performance Guarantors have agreed to guaranty the due and punctual performance of the Originators' obligations under the Repurchase Agreement, including any obligation to repurchase Mortgage Assets as a result of a breach pursuant to Section 2.05 of the Addendum to the Repurchase Agreement, provided that the Performance Guarantors shall not guaranty the Originators' obligations to repurchase Mortgage Assets on the Repurchase Date pursuant to Sections 3(b) and 3(c) of the Repurchase Agreement;

      WHEREAS, it is a condition precedent to SPV agreeing to purchase Mortgage Assets pursuant to the Repurchase Agreement that the Performance Guarantors execute and deliver to SPV a performance guaranty substantially in the form hereof; and

      WHEREAS, the Performance Guarantors wish to guaranty the due and punctual performance of the Originators' obligations to SPV under or in respect of the Repurchase Agreement as provided herein, and the Performance Guarantors, as the owners, directly or indirectly, of all of the outstanding shares of capital stock of the Originators, will derive substantial benefit from the transactions contemplated under the Repurchase Agreement;

      NOW, THEREFORE, the each of the Performance Guarantors hereby agrees with SPV as follows:

      Section 1. Definitions.

            As used herein:

            "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended.

            "Obligations" means, collectively, all covenants, agreements, terms, conditions and indemnities to be performed and observed by the Originators under and pursuant to


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

      the Repurchase Agreement and each other document executed and delivered by the Originators pursuant to the Repurchase Agreement (other than the Loan Agreement), except for the Originators' obligation to repurchase Mortgage Assets on the Repurchase Date pursuant to Sections 3(b) and 3(c) of the Repurchase Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by the Originators under the Repurchase Agreement whether for repurchase prices for repurchases pursuant to Section 2.05 of the Addendum to the Repurchase Agreement, fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason, including any renewals, extensions and modifications thereof.

            "Loan Agreement" means that certain Loan Agreement dated as of August 8, 2003 by and among SPV, certain Issuers party thereto, certain Banks parties thereto, Calyon New York Branch, as administrative agent for the Issuer and the Banks, and American Home Mortgage Corp., as the servicer thereunder, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            "AHM Entities" means, collectively, the Performance Guarantors, the Originators, and SPV.

      All capitalized terms used herein, and not otherwise herein defined shall have their respective meanings as defined in the Repurchase Agreement.

      Section 2. Guaranty of Performance of Obligations. Each of the Performance Guarantors hereby, jointly and severally, unconditionally guarantees to SPV the full and punctual payment and performance by the Originators of the Obligations.

      This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual performance of all of the Obligations and is in no way conditioned upon any requirement that SPV first take any action against the Originators with respect to the Obligations or attempt to collect any of the amounts owing by the Originators to SPV from the Originators or resort to any collateral security, any balance of any deposit account or credit on the books of SPV in favor of the Originators, any guarantor of the Obligations or any other Person. Should the Originators default in the payment or performance of any of the Obligations, SPV may cause the immediate performance by either of the Performance Guarantors of the Obligations and cause any payment Obligations to become forthwith due and payable to SPV, without demand or notice of any nature (other than as expressly provided herein), all of which are expressly waived by each of the Performance Guarantors.

      Each of the Performance Guarantor's liability under this Guaranty shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Repurchase Agreement, the Loan Agreement or any other document executed in connection therewith or delivered thereunder, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Repurchase Agreement, the Loan Agreement or any other document executed in connection therewith or delivered thereunder, (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to


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departure from any other guaranty, for all or any of the Obligations, (iv) any law, regulation or order of any jurisdiction affecting any term of all or any Obligations or the rights of SPV, (v) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Originators, (vi) any change, restructuring or termination of the corporate structure or existence of the Originators, or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Originators or a guarantor. In the event that performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Originators, or for any other reason, all such Obligations shall be immediately performed by the Performance Guarantors.

      Section 3. Performance Guarantors' Further Agreements to Pay. Each of the Performance Guarantors further agrees, in the event the Performance Guarantors fail to perform their obligations under this Guaranty, to pay to SPV, forthwith upon demand all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by SPV in connection with the enforcement of this Guaranty.

      Section 4. Waivers by Performance Guarantors; SPV's Freedom to Act. Each of the Performance Guarantors waives notice of (a) acceptance of this Guaranty,
(b) any action taken or omitted by SPV in reliance on this Guaranty, and (c) any requirement that SPV be diligent or prompt in making demands under this Guaranty, giving notice of any Default, Event of Default, default or omission by the Originators or asserting any other rights of SPV under this Guaranty. To the maximum extent permitted by applicable law, each of the Performance Guarantors also irrevocably waives all defenses that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or thereafter in effect.

      SPV shall be at liberty, without giving notice to or obtaining the assent of the Performance Guarantors and without relieving either of the Performance Guarantors of any liability under this Guaranty, to deal with the Originators and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as SPV in its sole discretion deems fit, and to this end each of the Performance Guarantors agrees that the validity and enforceability of this Guaranty, including without limitation, the provisions of Section 8 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Default, Event of Default, default with respect to the Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof; (e) the enforceability or validity of the Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment Obligations of the Originators, any part thereof or amounts which are not covered by this Guaranty even though SPV might lawfully have elected to apply such payments to any part


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

or all of the payment Obligations of the Originators or to amounts which are not covered by this Guaranty; (g) the existence of any claim, setoff or other rights which such Performance Guarantor may have at any time against the Originators in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Obligations or any part thereof; or (i) any failure on the part of the Originators to perform or comply with any term of the Repurchase Agreement or any other document executed in connection therewith or delivered thereunder, all whether or not such Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this Section.

      Section 5. Unenforceability of Obligations Against the Originators. Notwithstanding (a) any change of ownership of either of the Originators or the insolvency, bankruptcy or any other change in the legal status of either of the Originators; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (c) the failure of either of the Originators or either of the Performance Guarantors to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Guaranty; or (d) if any of the moneys included in the Obligations have become unrecoverable from either of the Originators for any reason other than final payment in full of the payment Obligations in accordance with their terms, this Guaranty shall nevertheless be binding on each of the Performance Guarantors. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security.

      Section 6. Representations and Warranties.

      Section 6.1. Existence and Standing. Each of the Performance Guarantors is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate authority to conduct its business in each jurisdiction in which its business is conducted.

      Section 6.2. Authorization; Validity. Each of the Performance Guarantors has the corporate power and authority to execute and deliver this Guaranty, perform its obligations hereunder and consummate the transactions herein contemplated. The execution and delivery by each of the Performance Guarantors of this Guaranty, the performance of its obligations and consummation of the transactions contemplated hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes the legal, valid and binding obligation of each of the Performance Guarantors enforceable against such Performance Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equity principles (whether considered as a proceeding at law or in equity).

      Section 6.3. No Conflict; Government Consent. Neither the execution and delivery by either of the Performance Guarantors of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such


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

Performance Guarantor or any of the other AHM Entities, except where such contravention or conflict would reasonably be expected to have a Material Adverse Effect, or such Performance Guarantor's certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which such Performance Guarantor is a party or is subject, or by which it, or its property, is bound, except where such contravention or conflict would not reasonably be expected to have a Material Adverse Effect, or result in the creation or imposition of any Lien in, of or on the property of such Performance Guarantor or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement.

      Section 6.4. Financial Statements. The consolidated financial statements of American Home Mortgage Investment Corp. and its Subsidiaries, heretofore delivered to SPV as required by the Loan Agreement, were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of American Home Mortgage Investment Corp. and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

      Section 6.5. Material Adverse Change. Since September 30, 2004, there has been no change in the business, properties, financial condition or results of operations of either of the Performance Guarantors and its Subsidiaries which is reasonably likely to have a Material Adverse Effect on (i) the business, properties, financial condition or results of operations of such Performance Guarantor and its subsidiaries taken as a whole, (ii) the ability of such Performance Guarantor to perform its obligations under this Guaranty, or (iii) the validity or enforceability of any portion of this Guaranty or the rights or remedies of SPV hereunder.

      Section 6.6. Taxes. Each of the Performance Guarantors and the other AHM Entities have filed all United States federal tax returns and all other tax returns which are required to be filed, except where the failure to file would not reasonably be expected to have a Material Adverse Effect, and have paid all taxes due pursuant to said returns or pursuant to any assessment received by such Performance Guarantor or any of the other AHM Entities, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No tax liens have been filed which are reasonably likely to have a Material Adverse Effect on (i) the business, properties, financial condition or results of operations of either of the Performance Guarantors and the other AHM Entities taken as a whole, (ii) the ability of either of the Performance Guarantors to perform its obligations under this Guaranty, or (iii) the validity or enforceability of any portion of this Guaranty or the rights or remedies of SPV hereunder, and no claims are being asserted in writing with respect to any such taxes. The charges, accruals and reserves on the books of each of the Performance Guarantors and the other AHM Entities in respect of any taxes or other governmental charges are adequate.

      Section 6.7. Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting either of the Performance Guarantors or its Subsidiaries which is reasonably likely to have a Material Adverse Effect on (i) the business, properties, financial condition or results of operations of such Performance Guarantor and the other AHM Entities taken as a whole, (ii) the ability of such Performance Guarantor to perform its obligations under this Guaranty, or (iii) the validity or enforceability of any of this Guaranty or


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

the rights or remedies of SPV hereunder. Neither of the Performance Guarantors has any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.4.

      Section 7. Covenants. Each of the Performance Guarantors hereby covenants and agrees for the benefit of SPV, until the Obligations have been satisfied in full and the Repurchase Agreement and the Loan Agreement have been terminated, as follows:

      (a) to promptly notify SPV upon (i) any dispute between such Performance Guarantor and any Governmental Authority or any other Person that, if adversely determined, would have a Material Adverse Effect; (ii) any material adverse change in the business, operations or financial condition of such Performance Guarantor, including, without limitation, such Performance Guarantor's insolvency; (iii) any event or condition known to it that, if adversely determined, would have a Material Adverse Effect; and (iv) the receipt of any notice of any final judgment or order for payment of money applicable to such Performance Guarantor in excess of $10,000,000;

      (b) to comply with (a) all applicable laws, rules, regulations and orders, and (b) material agreements, indentures, mortgages and corporate documents, except to the extent that the failure so to comply would not be reasonably expected to have a Material Adverse Effect;

      (c) to maintain its corporate existence, rights and franchises;

      (d) observe and comply in all material respects with all Governmental Requirements; and

            (e) promptly and in any event within 60 days after the end of each of the first three (3) quarters in each fiscal year of such Performance Guarantor, and within 120 days after the close of such Performance Guarantor's fiscal year, completed officer's certificates in the form of Exhibit H-3 and Exhibit H-4, respectively, attached to the Loan Agreement, executed by the treasurer or other Financial Officer of such Performance Guarantor.

      Section 8. Subrogation; Subordination. Neither of the Performance Guarantors shall enforce or otherwise exercise any right of subrogation to any of the rights of SPV against the Originators, until the Obligations have been indefeasibly paid in full; notwithstanding anything to the contrary contained herein, until the Obligations have been indefeasibly paid in full, each of the Performance Guarantors hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of SPV against the Originators and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy Code) which such Performance Guarantor might now have or hereafter acquire against the Originators that arises from the existence or performance of such Performance Guarantor's obligations hereunder; such Performance Guarantor will not claim any setoff, recoupment or counterclaim against the Originators in respect of any liability of the Performance Guarantor to the Originators, until any of the Obligations have been indefeasibly paid in full; and such Performance Guarantor waives any benefit of and any right to participate in any collateral security which may be held by SPV. Unless otherwise provided for in the


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

Subordination Agreement, the payment of any amounts due with respect to any indebtedness for borrowed money of the Originators now or thereafter owed to either of the Performance Guarantors is hereby subordinated to the prior payment in full of all the Obligations. Each of the Performance Guarantors agrees that, after the occurrence, and during the continuation, of any default in the payment or performance of any of the Obligations, such Performance Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Originators to such Performance Guarantor until all of the Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, either of the Performance Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by such Performance Guarantor as trustee for SPV and be paid over to SPV on account of the Obligations without affecting in any manner the liability of such Performance Guarantor under the other provisions of this Guaranty. The provisions of this Section 8 shall be supplemental to and not in derogation of any rights and remedies of SPV under any separate subordination agreement that SPV may at any time and from time to time enter into with either of the Performance Guarantors.

      Section 9. Termination of Guaranty. Each of the Performance Guarantors' obligations hereunder shall continue in full force and effect until all Obligations are finally paid and satisfied in full and the Repurchase Agreement and Loan Agreement are terminated; provided, however, that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of either of the Originators, or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not SPV is in possession of this Guaranty. No invalidity, irregularity or unenforceability by reason of the Bankruptcy Code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of the Performance Guarantors under this Guaranty.

      Section 10. Effect of Bankruptcy. This Guaranty shall survive the insolvency of either of the Originators and the commencement of any case or proceeding by or against either of the Originators under the federal Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which either of the Originators is subject shall postpone the obligations of either of the Performance Guarantors under this Guaranty.

     Section 11. Setoff. SPV is not authorized at any time to set off and apply any deposits or other sums against the obligations of either of the Performance Guarantors under this Guaranty.

     Section 12. Taxes. All payments to be made by each of the Performance Guarantors hereunder shall be made free and clear of any deduction or withholding. If either of the Performance Guarantors is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or


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withholding, SPV receives a net sum equal to the sum which it would have received had no deduction or withholding been made.

     Section 13. Further Assurances. Each of the Performance Guarantors agrees that it will permit SPV or any of its duly authorized representatives, during normal business hours, and upon reasonable notice to consult and discuss with such Performance Guarantor's Treasurer or Controller, with respect to such Performance Guarantor's business, finances, accounts and affairs. Each of the Performance Guarantors agree that it will, from time to time, at the request of SPV, provide to SPV information relating to the business and affairs of such Performance Guarantor as SPV may reasonably request. Each of the Performance Guarantors also agrees to do all such things and execute all such documents as SPV may reasonably consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of SPV hereunder.

     Section 14. Successors and Assigns. This Guaranty shall be binding upon each of the Performance Guarantors, its successors and assigns, and shall inure to the benefit of and be enforceable by SPV and its successors, transferees and assigns. Neither of the Performance Guarantors may assign or transfer any of its obligations hereunder without the prior written consent of SPV and any attempted assignment shall be null and void.

      SPV (and any assignee of SPV) may at any time assign any and all of its rights hereunder to any other person or entity without the consent of the Performance Guarantors or the Originators, whereupon (i) each reference herein to SPV shall mean and be a reference to such assignee and (ii) such assignee may enforce the Guaranty to the fullest extent as if it were a named party hereto. Without limiting the generality of the foregoing, each of the Performance Guarantors acknowledges and consents to the assignment by SPV, under and in connection with the Loan Agreement, of all of SPV's right, title and interest in, to and under this Guaranty to the Administrative Agent for the benefit of the Lenders, and each of the Performance Guarantors agrees that at all times that the Loan Agreement shall be in effect (i) any claim made by SPV hereunder shall be deemed made for the benefit of the Administrative Agent and Lenders and
(ii) any payment or remittance to be made hereunder by such Performance Guarantor in respect of any claim being made by or in respect of SPV or SPV's interest under the Repurchase Agreement shall be paid or remitted to the Administrative Agent for the benefit of the Lenders.

      Section 15. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by either of the Performance Guarantors therefrom shall be effective unless the same shall be in writing and signed by SPV and the Performance Guarantors. No failure on the part of SPV to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      Section 16. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic, telecopied or telexed notice, when transmitted, answer back received, addressed as follows: if to the Performance Guarantors, at the address set forth beneath their


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

respective signatures hereto, and if to SPV at its address specified in the Repurchase Agreement, or at such other address as either party may designate in writing to the other.

      Section 17. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

      Section 18. CONSENT TO JURISDICTION. EACH OF THE PERFORMANCE GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE REPURCHASE AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF THE PERFORMANCE GUARANTORS HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SPV OR ANY OF ITS ASSIGNS TO BRING PROCEEDINGS AGAINST EITHER OF THE PERFORMANCE GUARANTORS IN THE COURTS OF ANY OTHER JURISDICTION.

            Section 19. Miscellaneous. This Guaranty constitutes the entire agreement of the Performance Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of either of the Performance Guarantors hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Performance Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by such Performance Guarantor or SPV, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.


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

            IN WITNESS WHEREOF, the Performance Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                                     AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                     By:      /s/ Alan B. Horn
                                         ---------------------------------------
                                         Name:    Alan B. Horn
                                         Title:   Executive Vice President and
                                                  General Counsel
                                         Address: 538 Broadhollow Road
                                                  Melville, NY 11747



                                     AMERICAN HOME MORTGAGE INVESTMENT CORP.


                                     By:      /s/ Alan B. Horn
                                         ---------------------------------------
                                         Name:    Alan B. Horn
                                         Title:   Executive Vice President and
                                                  General Counsel
                                         Address: 538 Broadhollow Road
                                                  Melville, NY 11747


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

                                  ASSIGNMENT OF
              AMENDED AND RESTATED ORIGINATOR PERFORMANCE GUARANTY

      The undersigned hereby assigns all of its right, title and interest in and to the foregoing Amended and Restated Originator Performance Guaranty to Calyon New York Branch, in its capacity as administrative agent (the "Administrative Agent") for the "Lenders" under and as defined in that certain Loan Agreement dated as of August 8, 2003 by and among AHM SPV I, LLC ("SPV"), certain parties thereto, the Administrative Agent and American Home Mortgage Corp., as servicer thereunder, as the same may be amended, restated, supplemented or otherwise modified from time to time. Each of American Home Mortgage Holdings, Inc. ("AHMI") and American Home Mortgage Investment Corp. ("AHMIC") acknowledges such assignment, and agrees that the Administrative Agent may further assign, without notice, its right, title and interest in and to the Amended and Restated Originator Performance Guaranty without the consent of any person or entity. The Administrative Agent, as the assignee of SPV, shall have the right to enforce the Amended and Restated Originator Performance Guaranty and to directly exercise all of SPV's rights and remedies under the Amended and Restated Originator Performance Guaranty, and each of AHMI and AHMIC agrees to cooperate fully with the Administrative Agent in the exercise of such rights and remedies thereunder. Each of AHMI and AHMIC further agrees to give the Administrative Agent copies of all notices it is required to give to SPV under the Amended and Restated Originator Performance Guaranty.

Dated:  December 10, 2004

                                          AHM SPV I, LLC

                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:


Acknowledged and agreed to this 10th day of December, 2004:

AMERICAN HOME MORTGAGE HOLDINGS, INC.

By:
   ---------------------------
   Name:
   Title:



AMERICAN HOME MORTGAGE INVESTMENT CORP.

By:
   ---------------------------
   Name:
   Title:


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